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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 5, 2003


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF MAY 1, 2003, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-WMC1)


                Mortgage Asset Securitization Transactions, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                    333-101254              06-1204982
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(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
        Incorporation)                File Number)       Identification Number)

  1285 Avenue of the Americas
      New York, New York                 10019
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Registrant's telephone number, including area code: (212) 713-2000
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                                       -2-

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

          On May 28, 2003, a single series of certificates, entitled MASTR Asset Backed Securities Trust 2003-WMC1, Mortgage Pass-Through Certificates, Series 2003-WMC1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of May 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Mortgage Asset Securitization Transactions, Inc. as depositor (the "Depositor"), Chase Manhattan Mortgage Corporation as servicer (the "Servicer") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates consist of thirteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class MV-6 Certificates", "Class MF-6 Certificates", "Class CE Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $744,124,784 as of May 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated May 22, 2003, UBS Warburg Real Estate Securities Inc. ("UBSWRES"), the Depositor and WMC Mortgage Corp. (the "Purchase Agreement"). The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class MV-6 Certificates and the Class MF-6 Certificates were sold by the Depositor to UBS Warburg LLC (the "Underwriter"), pursuant to an Underwriting Agreement, dated May 22, 2003 (the "Underwriting Agreement") between the Depositor and the Underwriter.




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                                       -3-


     The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                                                         Initial Aggregate
                                                       Certificate Principal
   Designation             Pass-Through Rate                  Balance
-----------------      -------------------------     --------------------------

    Class A-1                  Variable                    $282,189,000.00
    Class A-2                  Variable                    $121,525,000.00
    Class A-3                  Variable                    $199,027,000.00
    Class M-1                  Variable                    $ 53,949,000.00
    Class M-2                  Variable                    $ 39,067,000.00
    Class M-3                  Variable                    $  9,302,000.00
    Class M-4                  Variable                    $  8,557,000.00
    Class M-4                  Variable                    $  8,185,000.00
   Class MV-6                  Variable                    $  3,162,000.00
   Class MF-6              6.500% per annum                $  8,000,000.00
    Class CE                   Variable                    $ 11,161,683.59
     Class P                      N/A                      $        100.00
     Class R                      N/A                               100.00%


          The Certificates, other than the Class CE Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated May 22, 2003 and the Prospectus Supplement, dated May 22, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)    Not applicable

          (b)    Not applicable

          (c)    Exhibits




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                                       -4-


      Exhibit No.                           Description
      -----------                           -----------
      4.1 Pooling and Servicing Agreement, dated as of May 1, 2003, by and among Mortgage Asset Securitization Transactions, Inc. as depositor (the "Depositor"), Chase Manhattan Mortgage Corporation as servicer (the "Servicer") and U.S. Bank National Association as trustee (the "Trustee"), relating to the Series 2003-WMC1 Certificates.





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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 5, 2003


                                      MORTGAGE ASSET SECURITIZATION
                                      TRANSACTIONS, INC.


                                      By:      /s/Jeffrey B. Lown
                                           ---------------------------
                                      Name:    Jeffrey B. Lown
                                      Title:

                                      By:      /s/Glenn Mcintyre
                                           ---------------------------
                                      Name:    Glenn McIntyre
                                      Title:






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                                Index to Exhibits
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                                                                   Sequentially
Exhibit No.                     Description                       Numbered Page
-----------                     -----------                       -------------
    4.1        Pooling and Servicing Agreement, dated as of May         7
               1, 2003, by and among Mortgage Asset
               Securitization Transactions, Inc. as depositor
               (the "Depositor"), Chase Manhattan Mortgage
               Corporation as servicer (the "Servicer") and U.S.
               Bank National Association as trustee (the
               "Trustee"), relating to the Series 2003- WMC1
               Certificates.






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                           Exhibit 4.1